STATEMENT OF ADDITIONAL INFORMATION                         August 6, 1997



                             THE THURLOW FUNDS, INC.
                               1256 Forest Avenue
                          Palo Alto, California  94301


             This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of The Thurlow Funds, Inc., dated August 6, 1997 (the "Prospectus"), for The Thurlow Growth Fund. Requests for copies of the Prospectus should be made by writing to The Thurlow Funds, Inc., 1256 Forest Avenue, Palo Alto, California 94301,
   Attention:  Secretary or by calling 1-888-848-7569.


                             THE THURLOW FUNDS, INC.

                                Table of Contents

                                                                     Page No.

   INVESTMENT RESTRICTIONS . . . . . . . . . . . . . . . . . . . . . . .    1

   INVESTMENT CONSIDERATIONS . . . . . . . . . . . . . . . . . . . . . .    3

   DIRECTORS AND OFFICERS OF THE CORPORATION . . . . . . . . . . . . . .    8

   PRINCIPAL STOCKHOLDERS  . . . . . . . . . . . . . . . . . . . . . . .   10

   INVESTMENT ADVISER, ADMINISTRATOR, CUSTODIAN,
   TRANSFER AGENT AND ACCOUNTING SERVICES AGENT  . . . . . . . . . . . . . 10

   DETERMINATION OF NET ASSET VALUE AND PERFORMANCE  . . . . . . . . . .   12

   DISTRIBUTION OF SHARES  . . . . . . . . . . . . . . . . . . . . . . .   13

   ALLOCATION OF PORTFOLIO BROKERAGE . . . . . . . . . . . . . . . . . .   14

   TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15

   STOCKHOLDER MEETINGS  . . . . . . . . . . . . . . . . . . . . . . . .   17

   DESCRIPTION OF SECURITIES RATINGS . . . . . . . . . . . . . . . . . .   18

   INDEPENDENT ACCOUNTANTS . . . . . . . . . . . . . . . . . . . . . . .   22

   FINANCIAL STATEMENTS  . . . . . . . . . . . . . . . . . . . . . . . .   22



             No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated August 6, 1997 and, if given or made, such information or representations may not be relied upon as having been authorized by The Thurlow Funds, Inc.

             This Statement of Additional Information does not constitute an offer to sell securities.



                             INVESTMENT RESTRICTIONS

             As set forth in the Prospectus dated August 6, 1997 of The Thurlow Funds, Inc. (the "Corporation") under the caption "Investment Objectives and Strategy," the primary investment objective of The Thurlow Growth Fund (the "Fund") is capital appreciation, with current income as a secondary objective. Consistent with its investment objectives, the Fund has adopted the following investment restrictions which are matters of fundamental policy and cannot be changed without approval of the holders of the lesser of: (i) 67% of the Fund's shares present or represented at a stockholders meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the Fund.

             1. The Fund will not purchase securities on margin (except for such short term credits as are necessary for the clearance of transactions); provided, however, that the Fund may borrow money to the extent set forth in investment restriction no. 4.

             2. The Fund may sell securities short to the extent permitted by the Investment Company Act of 1940 (the "Act").

             3. The Fund may write put and call options to the extent permitted by the Act.

             4. The Fund may borrow money or issue senior securities to the extent permitted by the Act.

             5. The Fund may pledge or hypothecate its assets to secure its borrowings.

             6. The Fund will not lend money (except by purchasing publicly distributed debt securities, purchasing securities of a type normally acquired by institutional investors or entering into repurchase agreements) and will not lend its portfolio securities, unless such loans are secured continuously by collateral at least equal to the market value of the securities loaned in the form of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and provided that no such loan will be made if upon making of such loan more than 30% of the value of the Fund's total assets would be subject to such loans.

             7. The Fund will not make investments for the purpose of exercising control or management of any company.

             8. The Fund will not purchase securities of any issuer (other than the United States or an instrumentality of the United States) if, as a result of such purchase,the Fund would hold more than 10% of any class of securities, including voting securities, of such issuer or more than 5% of the Fund's assets, taken at current value, would be invested in securities of such issuer, except that up to 25% of the Fund's total assets may be invested without regard to these limitations.

             9. The Fund will not invest 25% or more of the value of its total assets, determined at the time an investment is made, exclusive of U.S. government securities, in securities issued by companies primarily engaged in the same industry. In determining industry classifications the Fund will use the current Directory of Companies Filing Annual Reports with the Securities and Exchange Commission except to the extent permitted by the Act.

             10. The Fund will not act as an underwriter or distributor of securities other than shares of the Fund (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), in the disposition of restricted securities).

             11. The Fund will not purchase or sell real estate or real estate mortgage loans or real estate limited partnerships.

             12. The Fund will not purchase or sell commodities or commodity contracts, including futures contracts.

             The Fund has adopted certain other investment restrictions which are not fundamental policies and which may be changed by the Corporation's Board of Directors without stockholder approval. These additional restrictions are as follows:

             1. The Fund will not invest more than 10% of the value of its net assets in illiquid securities.

             2. The Fund will not purchase the securities of other investment companies except: (a) as part of a plan of merger, consolidation or reorganization approved by the stockholders of the Fund;
   (b) securities of registered open-end investment companies that invest exclusively in high quality, short-term debt securities; or (c) securities of registered closed-end investment companies on the open market where no commission results, other than the usual and customary broker's commission. No purchases described in (b) and (c) will be made if as a result of such purchases (i) the Fund and its affiliated persons would hold more than 3% of any class of securities, including voting securities, of any registered investment company; (ii) more than 5% of the Fund's net assets would be invested in shares of any one registered investment company; and (iii) more than 10% of the Fund's net assets would be invested in shares of registered investment companies.

             3. The Fund will not acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Fund or an officer, director or other affiliated person of its investment adviser, without authorization of the Corporation's Board of Directors.

             4. The Fund will not purchase any interest in any oil, gas or other mineral leases or any interest in any oil, gas or any other mineral exploration or development program.


             The aforementioned percentage restrictions on investment or utilization of assets refer to the percentage at the time an investment is made. If these restrictions (other than those relating to borrowing of money or issuing senior securities) are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values or some similar event, no violation of the Fund's fundamental restrictions will be deemed to have occurred. Any changes in the Fund's investment restrictions made by the Board of Directors will be communicated to stockholders prior to their implementation.

                            INVESTMENT CONSIDERATIONS

   Illiquid Securities

             The Fund may invest up to 10% of its net assets in securities for which there is no readily available market ("illiquid securities"). The 10% limitation includes certain securities whose disposition would be subject to legal restrictions ("restricted securities"). However certain restricted securities that may be resold pursuant to Rule 144A under the Securities Act may be considered liquid. The Board of Directors of the Corporation has delegated to the Adviser the day-to-day determination of the liquidity of a security although it has retained oversight and ultimate responsibility for such determinations. Although no definite quality criteria are used, the Board of Directors has directed the Adviser to consider such factors as (i) the nature of the market for a security (including the institutional private resale markets); (ii) the terms of these securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g. certain repurchase obligations and demand instruments); (iii) the availability of market quotations; and (iv) other permissible factors.

             Restricted securities may be sold in private negotiated or other exempt transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. When registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, the Fund might obtain a less favorable price than the price which prevailed when it decided to sell. Restricted securities, if considered to be illiquid, will be priced at fair value as determined in good faith by the Board of Directors.

   Warrants

             The Fund also may invest up to 5% of its net assets in warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specific price during a specified period of time. Warrants have no dividend or voting rights. The 5% limitation does not include warrants acquired by the Fund in units or attached to other securities. The Fund will invest in warrants to participate in an anticipated increase in the market value of the underlying security without having to purchase the security to which the warrants relate. The purchase of warrants involves the risk that the Fund could lose the purchase price of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

   Borrowing to Purchase Securities (Leverage)

             The Fund may borrow money, including borrowing for investment purposes. Borrowing for investment is known as leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique which increases investment risk, but also increases investment opportunity. Since substantially all of the Fund's assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share of the Fund when it leverages its investments will increase more when the Fund's portfolio assets increase in value and decrease more when the Fund's portfolio assets decrease in value than would otherwise be the case. Interest costs on borrowings, which may fluctuate with changing market rates of interest, may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time investment considerations would not favor such sales. The Fund intends to use leverage during periods when the Adviser believes that the Fund's investment objective would be furthered by increasing the Fund's investments in common stocks, but will not employ leverage during the fiscal year ending June 30, 1998.

             As required by the Act, the Fund may borrow money only from banks and only if, immediately after the borrowing, the Fund maintains continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, for any reason, (including adverse market conditions) the Fund fails to meet the 300% coverage test, the Fund will be required to reduce the amount of its borrowings within three business days to the extent necessary to meet this test. This requirement may make it necessary for the Fund to sell a portion of its portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

             In addition to the foregoing, the Fund is authorized to borrow money from a bank as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund's total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. The Fund is authorized to pledge portfolio securities as the Adviser deems appropriate in connection with any borrowings.

   Short Sales

             The Fund may seek to realize additional gains through short sale transactions in securities listed on one or more national securities exchanges, or in unlisted securities. Short selling involves the sale of borrowed securities. At the time a short sale is effected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases it for delivery to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividend or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed.

             No short sale will be effected which will, at the time of making such short sale transaction and giving effect thereto, cause the aggregate market value of all securities sold short to exceed 25% of the value of the Fund's net assets. Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or
   (b) otherwise cover the Fund's short position.

             The Fund may also engage in short sales when, at the time of the short sale, the Fund owns or has the right to acquire an equal amount of the security being sold at no additional cost ("selling short against the box"). The Fund may make a short sale against the box when the Fund wants to sell the security the Fund owns at a current attractive price, but also wishes to defer recognition of a gain or loss for Federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Internal Revenue Code. The Fund will not engage in short sales during the fiscal year ending June 30, 1998.

   Lending of Portfolio Securities

             In order to generate additional income, the Fund may lend portfolio securities constituting up to 30% of its total assets to unaffiliated broker-dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash or equivalent collateral or provides an irrevocable letter of credit in favor of the Fund equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may receive an agreed-upon amount of interest income from the borrower who delivered equivalent collateral or provided a letter of credit. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan of portfolio securities and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but could terminate the loan and regain the right to vote if that were considered important with respect to the investment.

             The primary risk in securities lending is a default by the borrower during a sharp rise in price of the borrowed security resulting in a deficiency in the collateral posted by the borrower. The Fund will seek to minimize this risk by requiring that the value of the securities loaned be computed each day and additional collateral be furnished each day if required.

   High Yield Convertible Securities

             The Fund may invest up to 5% of its net assets in high yield, high risk, lower-rated convertible securities, commonly known as "junk bonds." Investments in such securities are subject to the risk factors outlined below.

             The market for high yield convertible securities is subject to substantial volatility. An economic downturn or increase in interest rates may have a more significant effect on high yield convertible securities and their markets, as well as on the ability of securities' issuers to repay principal and interest, than on higher-rated securities and their issuers. Issuers of high yield convertible securities may be of low creditworthiness and the high yield convertible securities may be subordinated to the claims of senior lenders. During periods of economic downturn or rising interest rates the issuers of high yield convertible securities may have greater potential for insolvency and a higher incidence of high yield bond defaults may be experienced.

             The prices of high yield convertible securities have been found to be less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a high yield convertible security owned by the Fund defaults, the Fund may incur additional expenses in seeking recovery. Periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield convertible securities and the Fund's net asset value. Yields on high yield convertible securities will fluctuate over time. Furthermore, in the case of high yield convertible securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more volatile than market prices of securities which pay interest periodically and in cash.

             The secondary market for high yield convertible securities may at times become less liquid or respond to adverse publicity or investor perceptions making it more difficult for the Fund to value accurately high yield convertible securities or dispose of them. To the extent the Fund owns or may acquire illiquid or restricted high yield convertible securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity difficulties, and judgment will play a greater role in valuation because there is less reliable and objective data available.

             Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in-kind securities. The Fund will report the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date. Further, the Fund must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax law. Accordingly, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or may have to borrow to satisfy distribution requirements.

             Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield convertible securities. Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Adviser should monitor the issuers of high-yield convertible securities in the portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to attempt to assure the securities' liquidity so the Fund can meet redemption requests. To the extent that the Fund invests in high yield convertible securities, the achievement of its investment objective may be more dependent, on its own credit analysis than is the case for higher quality bonds. The Fund may retain a portfolio security whose rating has been changed.

   Options on Securities and Index Option Transactions

             The Fund will not write options during the fiscal year ending June 30, 1998.

             When writing call options on securities, the Fund may cover its position by owning the underlying security on which the option is written. Alternatively, the Fund may cover its position by owning a call option on the underlying security, on a share for share basis, which is deliverable under the option contract at a price no higher than the exercise price of the call option written by the Fund or, if higher, by owning such call option and depositing and maintaining in a segregated account cash or liquid securities equal in value to the difference between the two exercise prices. In addition, the Fund may cover its position by depositing and maintaining in a segregated account cash or liquid securities equal in value to the exercise price of the call option written by the Fund. The Fund will not enter into an index option position that exposes the Fund to an obligation to another party, unless the Fund either
   (i) owns an offsetting position in securities or other options; and/or
   (ii) maintains with the Fund's custodian bank (and marks-to-market, on a daily basis) a segregated account consisting of cash or liquid securities that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying stock index not otherwise covered.

             When the Fund wishes to terminate the Fund's obligation with respect to an option it has written, the Fund may effect a "closing purchase transaction." The Fund accomplishes this by buying an option of the same series as the option previously written by the Fund. The effect of the purchase is that the writer's position will be canceled. However, a writer may not effect a closing purchase transaction after the writer has been notified of the exercise of an option. When the Fund is the holder of an option, it may liquidate its position by effecting a "closing sale transaction." The Fund accomplishes this by selling an option of the same series as the option previously purchased by the Fund. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. If any call or put option is not exercised or sold, the option will become worthless on its expiration date.

             Exchanges generally have established limitations governing the maximum number of call or put options on the same index which may be bought or written (sold) by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, options positions of certain other accounts advised by the same investment adviser are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may buy or sell; however, the Adviser intends to comply with all limitations.

             Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in common stocks. Additionally, trading in index options requires different skills and techniques than those required for predicting changes in individual stocks.

                    DIRECTORS AND OFFICERS OF THE CORPORATION

             The name, address principal occupations during the past five years and other information with respect to each of the directors and offices of the Corporation are as follows:

   MARTINA HEARN*                Age 41

   101 Metro Drive, Suite 260
   San Jose, California  95110
   (VICE PRESIDENT, SECRETARY AND A DIRECTOR OF THE CORPORATION)

             Ms. Hearn is an associate of the law firm of Thurlow & Hearn, an association of attorneys. Ms. Hearn has been practicing law since 1989. Ms. Hearn is the wife of Thomas F. Thurlow.

   NATASHA L. MCREE              Age 26

   6000 Shepherd Mountain Cove #1604
   Austin, Texas  78730
   (A DIRECTOR OF THE CORPORATION)

             Ms. McRee is a marketing consultant with the firm of GSDNM Advertising and has been employed with them since September 1996. From August 1995 to August 1996, Ms. McRee was employed with Rives Carlberg Advertising as a marketing consultant. From September 1993 to August 1995, Ms. McRee was employed in the Marketing Department of Slick 50, a producer of automotive oils. Prior to September 1993, Ms. McRee was a college student.

   STEPHANIE E. ROSENDAHL*       Age 31

   4101 Coleridge Street
   Houston, Texas  77005
   (A DIRECTOR OF THE CORPORATION)

             Ms. Rosendahl is an independent management consultant and has been self-employed since 1993. From 1991 to 1993, Ms. Rosendahl was employed by the Texas Children's Hospital as a computer network manager. Ms. Rosendahl is the sister of Thomas F. Thurlow.

   BASIL S. SHIBER               Age 33

   1801 Alameda Avenue, Apt. A
   Alameda, California  94501
   (A DIRECTOR OF THE CORPORATION)

             Mr. Shiber is an attorney and associate of the law firm of Miller, Starr & Regalia, a professional law corporation. Miller, Starr & Regalia is not affiliated with the Company or the Adviser. Mr. Shiber has been practicing law since 1989.

   THOMAS F. THURLOW*            Age 34

   101 Metro Drive, Suite 260
   San Jose, California  95110
   (PRESIDENT, TREASURER AND A DIRECTOR OF THE CORPORATION)

             Mr. Thurlow is an attorney and founder and associate of the law firm Thurlow & Hearn, an association of attorneys. Mr. Thurlow has been practicing law since 1989. Mr. Thurlow is also the sole officer, director and shareholder of Thurlow Capital Management, Inc., an investment advisory firm, which he founded in 1997. Mr. Thurlow is the husband of Martina Hearn and the brother of Stephanie Rosendahl.

             The Fund will not pay any fees to directors for meetings of the Board of Directors attended during the fiscal year ending June 30, 1998. After this date, the Fund plans to pay each director who is not an officer of the Corporation a fee of $500 for each meeting of the Board of Directors attended.

   ____________________

   * Mr. Thurlow, Ms. Hearn and Ms. Rosendahl are directors who are "interested persons" of the Fund as that term is defined in the Investment Company Act of 1940.

             The Corporation was organized on April 3, 1997. The table below sets forth the compensation anticipated to be paid by the Corporation to each of the directors of the Corporation during the fiscal year ending June 30, 1998:

                               COMPENSATION TABLE

                                       Pension or                   Total
                                       Retirement    Estimated    Compensa-
                          Aggregate     Benefits      Annual      tion from
                          Compensa-    Accrued as    Benefits    Corporation
          Name of         tion from   Part of Fund     Upon        Paid to
          Person         Corporation    Expenses    Retirement    Directors

    Martina Hearn             0            0             0            0
    Natasha G. McRee          0            0             0            0
    Stephanie E.              0            0             0            0
     Rosendahl
    Basil S. Shiber           0            0             0            0
    Thomas F. Thurlow         0            0             0            0


                             PRINCIPAL STOCKHOLDERS

             As of the date hereof, Thomas F. Thurlow and Thomas N. Thurlow, father of Thomas F. Thurlow, each own 50% of the Fund's outstanding shares. As of such date they control the Fund and the Corporation and own sufficient shares of the Fund to approve or disapprove all matters brought before stockholders of the Corporation, including the election of directors of the Corporation and the approval of auditors. The Corporation does not control any person.

                  INVESTMENT ADVISER, ADMINISTRATOR, CUSTODIAN,
                  TRANSFER AGENT AND ACCOUNTING SERVICES AGENT

             As set forth in the Prospectus under the caption "Management of the Fund," the investment adviser to the Fund is Thurlow Capital Management, Inc. (the "Adviser"). Pursuant to the investment advisory agreement entered into between the Corporation and the Adviser with respect to the Fund (the "Advisory Agreement"), the Adviser furnishes continuous investment advisory services to the Fund. The Adviser is controlled by Thomas F. Thurlow, its sole officer, director and shareholder.

             Pursuant to the Advisory Agreement, the Adviser has undertaken to reimburse the Fund to the extent that the aggregate annual operating expenses, including the investment advisory fee and the administration fee but excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items, exceed 3.00% of the average net assets of the Fund for such year, as determined by valuations made as of the close of each business day of the year. Additionally, for the fiscal year ended June 30, 1998, the Adviser has agreed to reimburse the Fund for annual operating expenses in excess of 1.95% of the average net assets for such year. The Fund monitors its expense ratio on a monthly basis. If the accrued amount of the expenses of the Fund exceeds the expense limitation, the Fund creates an account receivable from the Adviser for the amount of such excess. In such a situation the monthly payment of the Adviser's fee will be reduced by the amount of such excess, subject to adjustment month by month during the balance of the Fund's fiscal year if accrued expenses thereafter fall below this limit.

             The Advisory Agreement will remain in effect as long as its continuance is specifically approved at least annually (i) by the Board of Directors of the Corporation or by the vote of a majority (as defined in the Act) of the outstanding shares of the Fund, and (ii) by the vote of a majority of the directors of the Fund who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Directors of the Corporation or by vote of the majority of the Fund's stockholders of sixty (60) days' written notice to the Adviser, and by the Adviser on the same notice to the Corporation, and that it shall be automatically terminated if it is assigned.

             The Advisory Agreement provides that the Adviser shall not be liable to the Corporation or its stockholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Advisory Agreement also provides that the Adviser and its officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

             As set forth in the Prospectus under the caption "Management of the Fund," the administrator to the Corporation is Firstar Trust Company, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (the "Administrator"). The Fund Administration Servicing Agreement entered into between the Corporation and the Administrator relating to the Fund (the "Administration Agreement") will remain in effect until terminated by either party. The Administration Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Corporation upon the giving of ninety (90) days' written notice to the Administrator, or by the Administrator upon the giving of ninety (90) days' written notice to the Corporation.

             Under the Administration Agreement, the Administrator shall exercise reasonable care and is not liable for any error or judgment or mistake of law or for any loss suffered by the Corporation in connection with the performance of the Administration Agreement, except a loss resulting from willful misfeasance, bad faith or negligence on the party of the Administrator in the performance of its duties under the Administration Agreement.

             Firstar Trust Company also serves as custodian of the Corporation's assets pursuant to a Custody Agreement. Under the Custody Agreement, Firstar Trust Company has agreed to (i) maintain a separate account in the name of the Fund, (ii) make receipts and disbursements of money on behalf of the Fund, (iii) collect and receive all income and other payments and distributions on account of the Fund's portfolio investments, (iv) respond to correspondence from shareholders, security brokers and others relating to its duties; and (v) make periodic reports to the Fund concerning the Fund's operations. Firstar Trust Company does not exercise any supervisory function over the purchase and sale of securities. Firstar Trust Company also serves as transfer agent and dividend disbursing agent for the Fund under a Shareholder Servicing Agent Agreement. As transfer and dividend disbursing agent, Firstar Trust Company has agreed to (i) issue and redeem shares of the Fund, (ii) make dividend and other distributions to shareholders of the Fund, (iii) respond to correspondence by Fund shareholders and others relating to its duties, (iv) maintain shareholder accounts, and (v) make periodic reports to the Fund.

             In addition, the Corporation has entered into a Fund Accounting Servicing Agreement with Firstar Trust Company pursuant to which Firstar Trust Company has agreed to maintain the financial accounts and records of the Fund and provide other accounting services to the Fund. For its accounting services, Firstar Trust Company is entitled to receive fees, payable monthly, based on the total annual rate of $22,000 for the first $40 million in average net assets of the Fund, .01% on the next $200 million of average net assets, and .005% on average net assets exceeding $240 million. Firstar Trust Company is also entitled to certain out of pocket expenses, including pricing expenses.

                DETERMINATION OF NET ASSET VALUE AND PERFORMANCE

             As set forth in the Prospectus under the caption "Determination of Net Asset Value," the net asset value of the Fund will be determined as of the close of regular trading (4:00 P.M. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

        Any total rate of return quotation for the Fund will be for a period of three or more months and will assume the reinvestment of all dividends and capital gains distributions which were made by the Fund during that period. Any period total rate of return quotation of the Fund will be calculated by dividing the net change in value of a hypothetical shareholder account established by an initial payment of $1,000 at the beginning of the period by 1,000. The net change in the value of a shareholder account is determined by subtracting $1,000 from the product obtained by multiplying the net asset value per share at the end of the period by the sum obtained by adding (A) the number of shares purchased at the beginning of the period plus (B) the number of shares purchased during the period with reinvested dividends and distributions. Any average annual compounded total rate of return quotation of the Fund will be calculated by dividing the redeemable value at the end of the period (i.e., the product referred to in the preceding sentence) by $1,000. A root equal to the period, measured in years, in question is then determined and 1 is subtracted from such root to determine the average annual compounded total rate of return.

             The foregoing computation may also be expressed by the following formula:
                                         n
                                 P(1 + T) = ERV

             P    =    a hypothetical initial payment of $1,000
             T    =    average annual total return
             n    =    number of years
             ERV  =    ending redeemable value of a
                       hypothetical $1,000 payment made
                       at the beginning of the stated
                       periods at the end of the stated
                       periods

                             DISTRIBUTION OF SHARES

             The Fund has adopted a Service and Distribution Plan (the "Plan") in anticipation that the Fund will benefit from the Plan through increased sales of shares, thereby reducing the Fund's expense ratio and providing the Adviser with greater flexibility in management. The Plan may be terminated by the Fund at any time by a vote of the directors of the Corporation who are not interested persons of the Corporation and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the "Rule 12b-1 Directors") or by a vote of a majority of the outstanding shares of the Fund. Ms. McRee and Mr. Shiber are currently the Rule 12b-1 Directors. Any change in the Plan that would materially increase the distribution expenses of the Fund provided for in the Plan requires approval of the stockholders of the Fund and the Board of Directors, including the Rule 12b-1 Directors.

             While the Plan is in effect, the selection and nomination of directors who are not interested persons of the Corporation will be committed to the discretion of the directors of the Corporation who are not interested persons of the Corporation. The Board of Directors of the Corporation must review the amount and purposes of expenditures pursuant to the Plan quarterly as reported to it by a Distributor, if any, or officers of the Corporation. The Plan will continue in effect for as long as its continuance is specifically approved at least annually by the Board of Directors, including the Rule 12b-1 Directors. The Fund did not begin operations until August 6, 1997, and thus, the Fund had not incurred any distribution costs as of that date.

                        ALLOCATION OF PORTFOLIO BROKERAGE

             Decisions to buy and sell securities for the Fund are made by the Adviser subject to review by the Corporation's Board of Directors. In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser's evaluation of the broker's efficiency in executing and clearing transactions, block trading capability (including the broker's willingness to position securities and the broker's financial strength and stability). The most favorable price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price. In some instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly. The Fund may place portfolio orders with broker-dealers who recommend the purchase of Fund shares to clients if the Adviser believes the commissions and transaction quality are comparable to that available from other brokers and may allocate portfolio brokerage on that basis.

             In allocating brokerage business for the Fund, the Adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation. While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser's own efforts in the performance of its duties under the Advisory Agreement. Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Fund may indirectly benefit from services available to the Adviser as a result of transactions for other clients. The Advisory Agreement provides that the Adviser may cause the Fund to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser's overall responsibilities with respect to the Fund and the other accounts as to which it exercises investment discretion. The Fund did not commence operations until August 6, 1997.

                                      TAXES

             As set forth in the Prospectus under the caption "Dividends, Distributions and Taxes," the Fund will endeavor to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

             Under the Code, the Fund will not qualify as a regulated investment company for any taxable year if more than 30% of the Fund's gross income for that year is derived from gains on the sale of securities held less than three months (the "30% Test"). Specifically, the 30% Test will limit the extent to which the Fund may: (i) sell securities held for less than three months; (ii) write options which expire in less than three months; (iii) effect closing transactions with respect to call or put options that have been written or purchased within the preceding three months; and (iv) effect short sales.

             If a call option written by the Fund expires, the amount of the premium received by the Fund for the option will be short-term capital gain. If the Fund enters into a closing transaction with respect to the option, any gain or loss realized by the Fund as a result of the transaction will be short-term capital gain or loss. If the holder of a call option exercises the holder's right under the option, any gain or loss realized by the Fund upon the sale of the underlying security pursuant to such exercise will be short-term or long-term capital gain or loss to the Fund depending on the Fund's holding period for the underlying security.

             With respect to call options purchased by the Fund, the Fund will realize short-term or long-term capital gain or loss if such option is sold and will realize short-term or long-term capital loss if the option is allowed to expire depending on the Fund's holding period for the call option. If such a call option is exercised, the amount paid by the Fund for the option will be added to the basis of the stock so acquired.

             The Fund may purchase or write options on stock indexes.
   Options on "broadbased" stock indexes are generally classified as "nonequity options" under the Code. Gains and losses resulting from the expiration, exercise or closing of such nonequity options will be treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (hereinafter "blended gain or loss") for determining the character of distributions.
   In addition, nonequity options held by the Fund on the last day of a fiscal year will be treated as sold for market value ("marked to market") on that date, and gain or loss recognized as a result of such deemed sale will be blended gain or loss. The marked to market gain will not be considered a gain on the sale of options held less than three months. The realized gain or loss on the ultimate disposition of the option will be increased or decreased to take into consideration the prior marked to market gains and losses. These tax considerations may have an impact on investment decisions made by the Fund.

             The trading strategies of the Fund involving nonequity options on stock indexes may constitute "straddle" transactions. "Straddles" may affect the short-term or long-term holding period of such instruments for distributions characterization, but not for purposes of the 30% Test and may cause the postponement of recognition of losses incurred in certain closing transactions.

             The Fund may acquire put options. Under the Code, put options on stocks are taxed similar to short sales. If the Fund owns the underlying stock or acquires the underlying stock before closing the option position, the Straddle Rules may apply and the option positions may be subject to certain modified short sale rules. If the Fund exercises or fails to exercise a put option the Fund will be considered to have closed a short sale. The Fund will generally have a short-term gain or loss on the closing of an option position. The determination of the length of the holding period is dependent on the holding period of the stock used to exercise that put option. If the Fund sells the put option without exercising it, the holding period will be determined by looking at the holding period of the option.

             Dividends from the Fund's net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to stockholders as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain regardless of the stockholder's holding period for the shares. Such dividends and distributions are taxable to stockholders whether received in cash or in additional shares. The 70% dividends-received deduction for corporations will apply to such dividends and distributions, subject to proportionate reductions if the aggregate dividends received by the Fund from domestic corporations in any year are less than 100% of the net investment company income taxable distributions made by the Fund.

             Any dividend or capital gain distribution paid shortly after a purchase of shares of the Fund, will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of the shares of the Fund immediately after a dividend or distribution is less than the cost of such shares to the stockholder, the dividend or distribution will be taxable to the stockholder even though it results in a return of capital to him.

             Redemption of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long term or short term, depending upon the holding period. However, if a loss is realized on shares held for six months or less, and the investor received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.

             This section is not intended to be a full discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors are urged to consult with their respective tax advisers for a complete review of the tax ramifications of an investment in the Fund.

                              STOCKHOLDER MEETINGS

             The Maryland Business Corporation Law permits registered investment companies, such as the Fund, to operate without an annual meeting of stockholders under specified circumstances if an annual meeting is not required by the Act. The Corporation has adopted the appropriate provisions in its bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted upon by the stockholders under the Act.

             The Corporation's bylaws also contain procedures for the removal of directors by its stockholders. At any meeting of stockholders, duly called and at which a quorum is present, the stockholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

             Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Corporation shall promptly call a special meeting of stockholders for the purpose of voting upon the question of removal of any director. Whenever ten or more stockholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Corporation's Secretary in writing, stating that they wish to communicate with other stockholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all stockholders as recorded on the books of the Corporation; or (2) inform such applicants as to the approximate number of stockholders of record and the approximate cost of mailing to them the proposed communication and form of request.

             If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all stockholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

             After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all stockholders with reasonable promptness after the entry of such order and the renewal of such tender.

                        DESCRIPTION OF SECURITIES RATINGS

             As set forth in the Prospectus under the caption "Investment Policies and Risk," the Fund may invest in commercial paper master notes assigned one of the two highest ratings of either Standard & Poor's Corporation ("Standard & Poor's") or Moody's Investors Services, Inc. ("Moody's"). As also set forth therein, the Fund may invest in convertible securities assigned at least an investment grade by Standard & Poor's or Moody's (or unrated but deemed by the Adviser to be of comparable quality), and up to 5% of the Fund's assets may be invested in convertible securities rated below investment grade but rated at least B by Standard & Poor's or Moody's.

   Commercial Paper Ratings

             A Standard and Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for commercial paper in which the Funds may invest:

             "A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determines to possess extremely strong safety characteristics are denoted "A-1+."

             "A-2" - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

             Moody's commercial paper ratings are opinions of the ability of issues to repay punctually promissory obligations not having an original maturity in excess of nine months. The following summarizes the rating categories used by Moody's for commercial paper in which the Funds may invest:

             "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following capacities: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

             "Prime-2" - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

   Corporate Long-Term Debt Ratings

   Standard & Poor's Debt Ratings

             A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

             The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

             The ratings are based, in varying degrees, on the following considerations:

             1. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

             2.   Nature of and provisions of the obligation.

             3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

   Investment Grade

             AAA - Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest an repay principal is extremely strong.

             AA - Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

             A - Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

             BBB - Debt rated "BBB" is regard as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

   Speculative Grade

             Debt rated "BB," "B," "CCC," "CC" and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristic, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

             "BB" - Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB- "rating.

             "B" - Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-"rating.

             "CCC" - Debt rated "CCC" has a current identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest an repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

             "CC" - Debt rated "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

             "C" - Debt rated "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

             "CI" - The rating "CI" is reserved for income bonds on which no interest is being paid.

             "D" - Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

   Moody's Long-Term Debt Ratings.

             "Aaa" - Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

             "Aa" - Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation or protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in "Aaa" securities.

             "A" - Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

             "Baa" - Bonds which are rated "Baa" are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

             "Ba" - Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

             "B" - Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

             "Caa" - Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

             "Ca" - Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

             "C" - Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                             INDEPENDENT ACCOUNTANTS

             Arthur Andersen LLP, 100 East Wisconsin Avenue, Milwaukee, Wisconsin 53201-1215 has been selected as the independent accountants for the Fund. As such Arthur Andersen LLP performs an audit of the Fund's financial statement and considers the Fund's internal control structure.

                              FINANCIAL STATEMENTS

             The following financial statements for the Fund are attached hereto:

             -    Report of Independent Accountants

             -    Statement of Assets and Liabilities

             -    Notes to the Financial Statement

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


   To the Stockholders and Board of
   Directors of The Thurlow Funds, Inc.:

   We have audited the statement of assets and liabilities of the Thurlow Growth Fund (the "Fund"), a series of The Thurlow Funds, Inc., (a Maryland corporation) as of July 28, 1997. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

   We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

   In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the net assets of the Fund as of July 28, 1997, in conformity with generally accepted accounting principles.



                                           ARTHUR ANDERSEN LLP

   Milwaukee, Wisconsin
   July 30, 1997

                             THE THURLOW FUNDS, INC.

                       STATEMENT OF ASSETS AND LIABILITIES

                                  JULY 28, 1997


                                                       The Thurlow
                                                       Growth Fund
    ASSETS:
      Cash                                                 $100,686
      Unamortized organizational costs                       19,838
      Prepaid registration expenses                           2,382
                                                           --------

         Total Assets                                       122,906
                                                            -------

    LIABILITIES:
      Payable to Adviser                                     22,220
                                                            -------
         Total Liabilities                                   22,220
                                                            -------

    NET ASSETS                                             $100,686
                                                            =======
    Capital stock, $0.0001 par value, 500,000,000
         shares authorized; 10,069 shares outstanding      $100,686
                                                            =======
    Offering and redemption price/net asset value per
         share (based on 10,069 shares of capital
         stock issued and outstanding)                       $10.00
                                                            =======


        The accompanying notes to financial statement are an integral part of this statement.

                             THE THURLOW FUNDS, INC.

                          NOTES TO FINANCIAL STATEMENT

                                  JULY 28, 1997

   (1) The Thurlow Funds, Inc. was incorporated under the laws of the state of Maryland on April 30, 1997 and has had no operations to date other than those relating to organizational matters and the sale of 10,069 shares of its common stock to its original stockholders, Thomas F. Thurlow and Thomas N. Thurlow.

   (2) The Thurlow Funds, Inc. which consists solely of The Thurlow Growth Fund (the "Fund"), has an agreement with Thurlow Capital Management, Inc. (the "Adviser"), with whom certain officers and directors of the Fund are affiliated, to furnish investment advisory services to the Fund. Under the terms of this agreement, the Fund will pay the Adviser a monthly fee based on the Fund's average daily net assets at the annual rate of 1.25%.

        Under the investment advisory agreement, if the aggregate annual operating expenses (including the investment advisory fee and the administration fee but excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed 3.00%, the Adviser will reimburse the Fund for the amount of such excess. Additionally, the Adviser has voluntarily agreed to reimburse the Fund to the extent aggregate annual operating expenses exceed 1.95% of the average daily net assets of the Fund.

   (3) Organizational costs are being deferred and amortized over the period of benefit, but not to exceed sixty months from the Fund's commencement of operations. These costs were advanced by the Adviser and will be reimbursed by the Fund. The proceeds of any redemption of the initial shares by the original stockholders or any transferee will be reduced by a pro-rata portion of any then unamortized organizational expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of such redemption.